As Filed with the U.S. Securities and Exchange Commission on October 28, 2008
1933 Act File No. 33-43321
1940 Act File No. 811-6441
UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
__________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 27 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 28 ☒
(Check appropriate box or boxes.)
__________________
AMERICAN CENTURY INTERNATIONAL BOND FUNDS (Exact Name of Registrant as Specified in Charter)
__________________
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: November 1, 2008

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 1, 2008

American Century Investments Prospectus

International Bond Fund

The Securities and Exchange Commission
has not approved or disapproved these
securities or passed upon the
adequacy of this prospectus.
Any representation to
the contrary is a
criminal offense.

American Century Investment
Services, Inc., Distributor

Table of Contents

An Overview of the Fund	2
Fund Performance History	3
Fees and Expenses	6
Objectives, Strategies and Risks	8
Basics of Fixed-Income Investing	10
Management	12
Investing Directly with American Century Investments	14
Investing Through a Financial Intermediary	17
Additional Policies Affecting Your Investment	23
Share Price and Distributions	28
Taxes	30
Multiple Class Information	32
Financial Highlights	34

▶	This symbol is used throughout the book to highlight definitions of key investment terms and to provide other helpful information.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

An Overview of the Fund

What is the fund’s investment objective?

The fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

What are the fund’s primary investment strategies and
principal risks?

The fund invests all of its assets in high-quality debt securities, and at least 80% of its net assets (plus any borrowings for investment purposes) are invested in debt securities issued by foreign corporations and governments. The advisor expects the fund’s dollar-weighted average maturity to range from two to 10 years.

The fund’s primary investment risks include

•	Foreign Securities Risk – Foreign securities have certain unique risks, such as currency risk, political and economic risk, and foreign market and trading risk.
•	Interest Rate Risk – Generally, when interest rates rise, the value of the fund’s debt securities will decline. The opposite is true when interest rates decline.
•
Nondiversification – The fund is classified as nondiversified. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

▶	A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

A more detailed description of the fund’s investment strategies and risks may be found under the heading Objectives, Strategies and Risks, which begins on page 8.

▶	An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance History

Annual Total Returns

The following bar chart shows the performance of the fund’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the fund’s historical returns from year to year. Account fees and sales charges, if applicable, are not reflected in the chart below. If they had been included, returns would be lower than those shown. The returns of the fund’s other classes of shares will differ from those shown in the chart, depending on the expenses of those classes.

Investor Class(1)

[1]	As of September 30, 2008, the year-to-date return for the Investor Class was -1.87%.

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
International Bond	14.36% (2Q 2002)	-5.86% (1Q 1999)

Average Annual Total Returns

The following table shows the average annual total returns of the fund’s Investor Class shares calculated three different ways. Additional tables show the average annual total returns of the fund’s other share classes calculated before the impact of taxes. Returns assume the deduction of all sales loads, charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment. Because the B, C and R Classes (which commenced operations September 28, 2007) do not have investment results for a full calendar year, they are not included.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison. The JPMorgan Global Traded Government Bond Index (JPM GTGBI) is a market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America, Europe, Asia, and Australia. Since January 1998, the fund benchmark has been the JPM GTGBI with the U.S. excluded and Japan weighted at 15%.

Investor Class
For the calendar year ended December 31, 2007	1 year	5 years	10 years
Return Before Taxes	9.89%	8.16%	6.50%
Return After Taxes on Distributions	8.30%	6.59%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	6.41%	6.13%	4.89%
Fund Benchmark (reflects no deduction for fees, expenses or taxes)	11.98%	9.52%	7.62%
JPMorgan Global Traded Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.81%	6.71%	6.26%

Institutional Class
For the calendar year ended December 31, 2007	1 year	Life of Class(1)
Return Before Taxes	10.13%	7.17%
Fund Benchmark (reflects no deduction for fees, expenses or taxes)	11.98%	8.38%(2)
JPMorgan Global Traded Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.81%	6.30%(2)

[1]	The inception date for the Institutional Class of the fund is August 2, 2004. Only classes with performance history for less than 10 years show returns for life of class.

[2]	From July 31, 2004, the date closest to the class’s inception for which data is available.

A Class(1)
For the calendar year ended December 31, 2007	1 year	5 years	Life of Class(2)
Return Before Taxes	4.38%	6.87%	4.64%
Fund Benchmark (reflects no deduction for fees, expenses or taxes)	11.98%	9.52%	6.53%(3)
JPMorgan Global Traded Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.81%	6.71%	5.28%(3)

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

[2]	The inception date for the A Class of the fund is October 27, 1998. Only classes with performance history for less than 10 years show returns for life of class.

[3]	From October 31, 1998, the date closest to the class’s inception for which data is available.

Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

For current performance information, including yields, please call us or visit americancentury.com.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class	A Class	B Class	C Class	R Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for A and C Class shares)	None	None	None(1)	5.00%(2)	1.00%(3)	None
Maximum Account Maintenance Fee	$25(4)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(5)	Distribution and Service (12b-1) Fees(6)	Other Expenses(7)	Total Annual Fund Operating Expenses
Investor Class	0.82%	None	0.00%	0.82%
Institutional Class	0.62%	None	0.00%	0.62%
A Class	0.82%(8)	0.25%(9)	0.00%	1.07%
B Class	0.82%	1.00%	0.00%	1.82%
C Class	0.82%	1.00%	0.00%	1.82%
R Class	0.82%	0.50%	0.00%	1.32%

[1]	Investments of $1 million or more in A Class shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]	The charge is 5.00% during the first year after purchase, declines over the next five years as shown on page 19, and is eliminated after six years.

[3]	The charge is 1.00% during the first year after purchase, and is eliminated thereafter.

[4]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments for more details.

[5]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as assets increase and increases as assets decrease. For more information about the unified management fee, see The Investment Advisor under Management.

[6]
The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. The fee may be used to compensate such financial intermediaries for distribution and other shareholder services. For more information, see Multiple Class Information and Service, Distribution and Administrative Fees, page 32.

[7]
Other expenses, which include the fees and expenses of the fund’s independent trustees and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

[8]	The unified management fee has been restated to reflect the increase in the fee approved by the fund’s shareholders effective September 4, 2007.

[9]	The 12b-1 fee has been restated to reflect the decrease in the fee effective September 4, 2007.

Example

The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the fund would be:

	1 year	3 years	5 years	10 years
Investor Class	$84	$262	$456	$1,014
Institutional Class	$63	$199	$346	$775
A Class	$554	$776	$1,014	$1,697
B Class	$585	$873	$1,086	$1,939
C Class	$185	$573	$986	$2,135
R Class	$135	$419	$724	$1,589

The table above reflects a deduction for charges payable upon redemption. You would pay the following expenses if you did not redeem your shares and thus did not incur such charges:

	1 year	3 years	5 years	10 years
Investor Class	$84	$262	$456	$1,014
Institutional Class	$63	$199	$346	$775
A Class	$554	$776	$1,014	$1,697
B Class	$185	$573	$986	$1,939
C Class	$185	$573	$986	$2,135
R Class	$135	$419	$724	$1,589

Objectives, Strategies and Risks

What is the fund’s investment objective?

The fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States.

How does the fund pursue its investment objective?

The fund invests all of its assets in high-quality debt securities, and at least 80% of its net assets (plus any borrowings for investment purposes) are invested in non-dollar-denominated foreign government and foreign corporate debt securities. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders.

▶
High-quality debt securities are fixed-income investments, such as notes, bonds, commercial paper, debentures, and mortgage and asset-backed securities that have been rated by an independent rating agency in its top two credit quality categories or determined by the advisor to be of comparable credit quality. The details of the fund’s credit quality standards are described in the statement of additional information.

The portfolio manager, who is responsible for selecting the fund’s investments, determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models.

•	Economic/Political Fundamentals. The portfolio manager evaluates each country’s economic climate and political discipline for controlling deficits and inflation.
•	Expected Return. Using economic forecasts, the portfolio manager projects the expected return for each country.
•	Relative Value. By contrasting expected risks and returns for investments in each country, the portfolio manager selects those countries expected to produce the best return at reasonable risk.

Generally, the fund will purchase only bonds denominated in foreign currencies. Because the fund is designed for U.S. investors seeking currency and interest rate diversification, the fund limits its use of hedging strategies that may minimize the effect of currency fluctuations. The fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.

The fund also may invest in futures contracts and foreign currency exchange contracts, provided that such investments are in keeping with the fund’s investment objective.

The weighted average maturity of the fund is expected to be between two and 10 years.

A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks are summarized below.

•
Currency Risk. In addition to changes in the value of the fund’s investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. The fund’s investments, however, generally are held in the foreign currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar.

•
Political and Economic Risk. The fund invests in foreign debt securities, which are generally riskier than U.S. debt securities. As a result, the fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

•
Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund by causing the fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing fund assets to be uninvested for some period of time.

•
Availability of Information. Generally, foreign companies are not subject to the regulatory controls or uniform accounting, auditing and financial reporting standards imposed on U.S. issuers. As a result, there may be less publicly available information about foreign issuers than is available regarding U.S. issuers.

When interest rates change, the fund’s share value will be affected. Generally, when interest rates rise, the fund’s share value will decline. The opposite is true when interest rates decline. The interest rate risk for International Bond is higher than for funds that have shorter weighted average maturities, such as money market and short-term bond funds.

The fund is classified as nondiversified. This means that the fund’s portfolio manager may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund’s share price than would be the case if the fund were diversified.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Basics of Fixed-Income Investing

Debt Securities

When a fund buys a debt security, also called a fixed-income security, it is essentially lending money to the security’s issuer. Notes, bonds, commercial paper and debentures are examples of debt securities. After the debt security is first sold by the issuer, it may be bought and sold by other investors. The price of the debt security may rise or fall based on many factors, including changes in interest rates, liquidity and credit quality.

The portfolio manager decides which debt securities to buy and sell by

•	determining which debt securities help a fund meet its maturity requirements
•	identifying debt securities that satisfy a fund’s credit quality standards
•	evaluating the current economic conditions and assessing the risk of inflation
•	evaluating special features of the debt securities that may make them more or less attractive

Weighted Average Maturity

Like most loans, debt securities eventually must be repaid or refinanced at some date. This date is called the maturity date. The number of days left to a debt security’s maturity date is called the remaining maturity. The longer a debt security’s remaining maturity, generally the more sensitive its price is to changes in interest rates.

Because a bond fund will own many debt securities, the portfolio manager calculates the average of the remaining maturities of all the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund’s individual holdings and is called the weighted average maturity. The following chart shows how the portfolio manager would calculate the weighted average maturity for a fund that owned only two debt securities.

	Amount of Security Owned	Percent of Portfolio	Remaining Maturity	Weighted Maturity
Debt Security A	$100,000	25%	4 years	1 year
Debt Security B	$300,000	75%	12 years	9 years
Weighted Average Maturity				10 years

Types of Risk

The basic types of risk the fund faces are described below.

Interest Rate Risk

Generally, interest rates and the prices of debt securities move in opposite directions. When interest rates fall, the prices of most debt securities rise; when interest rates rise, prices fall. Because the fund invests primarily in debt securities, changes in interest rates will affect the fund’s performance. This sensitivity to interest rate changes is called interest rate risk.

The degree to which interest rate changes affect a fund’s performance varies and is related to the weighted average maturity of a particular fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than that of a short-term bond fund. When rates fall, the opposite is true.

The following table shows the likely effect of a 1% (100 basis points) increase in interest rates on the price of 7% coupon bonds of differing maturities:

Remaining Maturity	Current Price	Price After 1% Increase	Change in Price
1 year	$100.00	$99.06	-0.94%
3 years	$100.00	$97.38	-2.62%
10 years	$100.00	$93.20	-6.80%
30 years	$100.00	$88.69	-11.31%

Credit Risk

Credit risk is the risk that an obligation won’t be paid and a loss will result. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. Generally, a lower credit rating indicates a greater risk of non-payment. A lower rating also may indicate that the issuer has a more senior series of debt securities, which means that if the issuer has difficulties making its payments, the more senior series of debt is first in line for payment.

The portfolio manager does not invest solely on the basis of a debt security’s credit rating; he also considers other factors, including potential returns. Higher credit ratings usually mean lower interest rate payments, so investors often purchase debt securities that aren’t the highest rated to increase return. If a fund purchases lower-rated debt securities, it assumes additional credit risk.

Credit quality may be lower when the issuer has a high debt level, a short operating history, a difficult, competitive environment, or a less stable cash flow.

Liquidity Risk

Debt securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of an active trading market. The chance that a fund will have difficulty selling its debt securities is called liquidity risk.

Management

Who manages the fund?

The Board of Trustees, investment advisor and fund management team play key roles in the management of the fund.

The Board of Trustees

The Board of Trustees oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Trustees does not manage the fund, it has hired an investment advisor to do so. More than three-fourths of the trustees are independent of the fund’s advisor; that is, they have never been employed by and have no financial interest in the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds).

The Investment Advisor

The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate. The advisor has hired J.P. Morgan Investment Management, Inc. (JPMIM) to make the day-to-day investment decisions for the fund. JPMIM performs this function under the supervision of the fund’s Board of Trustees. JPMIM and its predecessor companies have managed investments for clients for over eighty years. JPMIM is headquartered at 245 Park Avenue, New York, New York 10167.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the “Category Fee”) and (ii) the assets of all funds in the American Century Investments family of funds (the “Complex Fee”). The statement of additional information contains detailed information about the calculation of the fund’s management fee.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended June 30, 2008	Investor Class	Institutional Class	A Class(1)	B Class	C Class	R Class
International Bond	0.82%	0.62%	0.79%	0.82%(2)	0.82%(2)	0.82%(2)

[1]
Prior to September 4, 2007, the A Class was referred to as the Advisor Class. From July 1, 2007 to September 3, 2007, the management fee was 0.57% of average net assets. From September 4, 2007 to June 30, 2008, the management fee was 0.82% of average net assets.

[2]	Annualized.

A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the advisor, as well as the subadvisory agreement between the advisor and subadvisor, is available in the fund’s report to shareholders dated June 30, 2008.

The Portfolio Manager

JPMIM employs a portfolio manager to manage the fund. The portfolio manager regularly reviews portfolio holdings and buys and sells securities for the fund as he sees fit, guided by the fund’s investment objective and strategy.

The portfolio manager who is primarily responsible for the day-to-day management of the fund is identified below.

Jon B. Jonsson

Mr. Jonsson, managing director, is JPMIM's head of Portfolio Management and lead portfolio manager for London short term and London broad market strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategy. A JPMIM employee since 1998, Mr. Jonsson's team is responsible for the portfolio management of broad market, short duration and enhanced cash strategies. Previously he was a senior quantitative analyst responsible for preparing reports on relative value, conceiving and analyzing trade ideas, and designing analytical models supporting portfolio management strategies and decisions. Mr. Jonsson holds a B.S. in applied mathematics from University of Iceland and an M.S. with specialization in financial engineering from New York University's Stern School of Business.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

Fundamental Investment Policies

Fundamental investment policies contained in the statement of additional information and the investment objective of the fund may not be changed without shareholder approval. The Board of Trustees and/or the advisor may change any other policies and investment strategies.

Investing Directly with American Century Investments

Services Automatically Available to You

Most accounts automatically will have access to the services listed under Ways to Manage Your Account when the account is opened. If you do not want these services, see Conducting Business in Writing. If you have questions about the services that apply to your account type, please call us.

Conducting Business in Writing

If you prefer to conduct business in writing only, please call us. If you choose this option, you must provide written instructions to invest, exchange and redeem. All account owners must sign transaction instructions (with signatures guaranteed for redemptions in excess of $100,000). By choosing this option, you are not eligible to enroll for exclusive online account management to waive the account maintenance fee. See Account Maintenance Fee in this section. If you want to add online and telephone services later, you can complete a Full Services Option form.

Account Maintenance Fee

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com.

▶
Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover,  SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases

Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments' bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•	Your American Century Investments account number and fund name
•	Your name
•	The contribution year (for IRAs only)
•	Dollar amount

New Investors: To make a wire purchase into a new account, please complete an application prior to wiring money.

Ways to Manage Your Account

ONLINE

americancentury.com

Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Exchange shares from another American Century Investments account.

Make additional investments: Make an additional investment into an established American Century Investments account if you have authorized us to invest from your bank account.

Sell shares*: Redeem shares and proceeds will be electronically transferred to your authorized bank account.

* Online redemptions up to $25,000 per day.

IN PERSON

If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday, 8 a.m. to noon, Saturday
•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday

BY TELEPHONE

Investor Services Representative: 1-800-345-2021

Institutional Service Representative: 1-800-345-3533

Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533

Automated Information Line: 1-800-345-8765

Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account.

Exchange shares: Call or use our Automated Information Line if you have authorized us to accept telephone instructions. The Automated Information Line is available only to Investor Class shareholders.

Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.

Sell shares: Call a Service Representative.

BY MAIL OR FAX

P.O. Box 419200, Kansas City, MO 64141-6200  —  Fax: 816-340-7962

Open an account: Send a signed, completed application and check or money order payable to American Century Investments.

Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another.

Make additional investments: Send your check or money order for at least $50 with an investment slip or $250 without an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.

Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.

AUTOMATICALLY

Open an account: Not available.

Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another.

Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.

Sell shares: You may sell shares automatically by establishing Check-A-Month or Automatic Redemption plans.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary

The fund’s A, C and R Classes are intended for purchase by participants in employer-sponsored retirement plans. Additionally the fund’s A, B and C Classes are intended for persons purchasing shares through financial intermediaries that provide various administrative and distribution services. For more information regarding employer-sponsored retirement plan types, please see Buying and Selling Fund Shares in the statement of additional information.

▶	Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Although each class of shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.

The following table provides a summary description of these classes.

A Class	B Class
Initial sales charge(1)	No initial sales charge
Generally no contingent deferred sales charge(2)	Contingent deferred sales charge on redemptions within six years
12b-1 fee of 0.25%	12b-1 fee of 1.00%
No conversion feature	Convert to A Class shares eight years after purchase
Generally more appropriate for long-term investors	Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $50,000; generally offered through financial intermediaries(3)

C Class	R Class
No initial sales charge	No initial sales charge
Contingent deferred sales charge on redemptions within 12 months	No contingent deferred sales charge
12b-1 fee of 1.00%	12b-1 fee of 0.50%
No conversion feature	No conversion feature
Purchases generally limited to investors whose aggregate investments in American Century Investments funds are less than $1,000,000; generally more appropriate for short-term investors	Generally offered through employer- sponsored retirement plans(4)

[1]	The sales charge for A Class shares decreases depending on the size of your investment, and may be waived for some purchases. There is no sales charge for purchases of $1,000,000 or more.

[2]	A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within one year of purchase.

[3]	This class is not available for employer-sponsored retirement plan accounts.

[4]	The R Class is available for employer-sponsored retirement plans only after August 1, 2006.

Calculation of Sales Charges

The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the Web site. From the description of A, B or C Class shares, a hyperlink will take you directly to this disclosure.

A Class

A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Amount paid to Financial Professional as a % of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - $99,999	4.50%	4.71%	4.00%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%(1)
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%(1)
$10,000,000 or more	0.00%	0.00%	0.25%(1)

[1]	For purchases over $1,000,000 by employer-sponsored retirement plans, no upfront amount will be paid to financial professionals.

There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a 1.00% deferred sales charge, subject to the exceptions listed below. No sales charge applies to reinvested dividends.

Reductions and Waivers of Sales Charges for A Class

You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of the purchase of any accounts to be aggregated.

You and your immediate family (your spouse and your children under the age of 21) may combine investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) to reduce your A Class sales charge in the following ways:

Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts
•	Solely controlled business accounts
•	Single-participant retirement plans
•	Endowments or foundations established and controlled by you or an immediate family member

For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.

Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

Letter of Intent. A Letter of Intent allows you to combine all non-money market fund purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the advisor or distributor
•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•	Present or former officers, trustees, and employees (and their families) of American Century Investments
•
Employer-sponsored retirement plan purchases. For plans under $1 million in assets, purchases with sales charges are allowed, but may be subject to the retirement plan recordkeeper’s policies. Refer to Buying and Selling Fund Shares in the statement of additional information.

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan
•	Shares purchased in accounts that held Advisor Class shares of this fund prior to September 4, 2007
•	Certain other investors as deemed appropriate by American Century Investments

B Class

B Class shares are sold at their net asset value without an initial sales charge. For sales of B Class shares, the amount paid to your financial professional is 4.00% of the amount invested. If you redeem your shares within six years of purchase date, you will pay a contingent deferred sales charge (CDSC) as set forth below. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

Redemption During	CDSC as a % of Original Purchase Price
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

B Class shares (which carry a 1.00% 12b-1 fee) will automatically convert to A Class shares (which carry a 0.25% 12b-1 fee) within 31 days after the eight-year anniversary of the purchase date.

American Century Investments generally limits purchases of B Class shares to investors whose aggregate investments in American Century Investments funds are less than $50,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

C Class

C Class shares are sold at their net asset value without an initial sales charge. For sales of C Class shares, the amount paid to your financial professional is 1.00% of the amount invested. If you redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.

American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding 529 account assets and certain assets in money market accounts) in accounts held by you and your immediate family members (your spouse and children under the age of 21). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.

Calculation of Contingent Deferred Sales Charge (CDSC)

To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

CDSC Waivers

Any applicable CDSC may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually:
¢ 12% of the lesser of the original purchase cost or current market value for A Class shares
¢ 12% of the original purchase cost for B Class shares
¢ 12% of the lesser of the original purchase cost or current market value for C Class shares
•	distributions from IRAs due to attainment of age 59 1/2 for A Class shares and for C Class shares
•	required minimum distributions from retirement accounts upon reaching age 70 1/2

•	tax-free returns of excess contributions to IRAs
•	redemptions due to death or post-purchase disability
•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period
•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only
•	if no broker was compensated for the sale

Reinstatement Privilege

Within 90 days of a redemption of any A or B Class shares, you may reinvest all of the redemption proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You or your financial professional must notify the funds’ transfer agent in writing at the time of the reinvestment to take advantage of this privilege, and you may use it only once per account. This privilege applies only if the new account is owned by the original account owner.

Exchanging Shares

You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100
•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange

For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.

Exchanges Between Funds (C Class)

You may exchange C Class shares of a fund for C Class shares of any other American Century Investments fund. You may not exchange from the C Class to any other class. We will not charge a CDSC on the shares you exchange, regardless of the length of time you have owned them. When you do redeem shares that have been exchanged, the CDSC will be based on the date you purchased the original shares.

Buying and Selling Shares

Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements
•	exchange policies
•	fund choices
•	cutoff time for investments
•	trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.

The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment

Eligibility for Investor Class Shares

The fund’s Investor Class shares are available for purchase through financial intermediaries in the following types of accounts:

•	employer-sponsored retirement plans
•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•	insurance products and bank/trust products where fees are being charged

The fund’s Investor Class shares also are available for purchase directly from American Century Investments by:

•
shareholders who held any account directly with American Century Investments as of September 28, 2007, and have continuously maintained such account (this includes anyone listed in the registration of an account, such as joint owners, trustees or custodians, and the immediate family members of such persons)

•	current or retired employees of American Century Investments and their immediate family members, and trustees of the fund

Investors may be required to demonstrate eligibility to purchase Investor Class shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

Minimum Initial Investment Amounts (other than Institutional Class)

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000(1)
Employer-sponsored retirement plans	No minimum

[1]	The minimum initial investment for financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

Subsequent Purchases

There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.

Eligibility for Institutional Class Shares

The Institutional Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, retirement plans, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies for variable annuity and variable life products.

Minimum Initial Investment Amounts (Institutional Class)

The minimum initial investment amount is $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations), or in other situations as determined by American Century Investments. In addition, financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

Redemptions

If you sell B, C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above. Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.

▶	A fund’s net asset value, or NAV, is the price of the fund’s shares.

However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within 15 days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. If you change your bank information, we may impose a 15-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.

In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.

Special Requirements for Large Redemptions

If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.

We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.

If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.

Redemption of Shares in Accounts Below Minimum

If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that A, B and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You may also incur tax liability as a result of the redemption. For Institutional Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class.

Signature Guarantees

A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	You have chosen to conduct business in writing only and would like to redeem over $100,000.
•	Your redemption or distribution check, Check-A-Month or automatic redemption is made payable to someone other than the account owners.
•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account.
•	You are transferring ownership of an account over $100,000.
•	You change your address and request a redemption over $100,000 within 15 days.
•	You change your bank information and request a redemption within 15 days.

We reserve the right to require a signature guarantee for other transactions, at our discretion.

Modifying or Canceling an Investment

Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it. The fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.

Abusive Trading Practices

Short-term trading and other so-called market timing practices are not defined or explicitly prohibited by any federal or state law. However, short-term trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of short-term trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by short-term trading if the additional trading costs are significant.

Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Trustees has approved American Century Investments' abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

American Century Investments uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.

Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive if the sale is made

•	within seven days of the purchase, or
•	within 30 days of the purchase, if it happens more than once per year.

To the extent practicable, we try to use the same approach for defining abusive trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.

American Century Investments' policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments' efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries' timely performance of such duties.

Your Responsibility for Unauthorized Transactions

American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting personalized security codes or other information, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

A Note About Mailings to Shareholders

To reduce the amount of mail you receive from us, we may deliver a single copy of certain investor documents (such as shareholder reports and prospectuses) to investors who share an address, even if accounts are registered under different names. If you prefer to receive multiple copies of these documents individually addressed, please call us or your financial professional. For American Century Investments Brokerage accounts, please call 1-888-345-2071.

Right to Change Policies

We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions

Share Price

American Century Investments will price the fund shares you purchase, exchange or redeem at the net asset value (NAV) next determined after your order is received and accepted by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the fund’s NAV as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV. A fund’s NAV is the current value of the fund’s assets, minus any liabilities, divided by the number of shares outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. The fund may use pricing services to assist in the determination of market value. Unlisted securities for which market quotations are readily available are valued at the last quoted sale price or the last quoted ask price, as applicable, except that debt obligations with 60 days or less remaining until maturity may be valued at amortized cost.

If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund's board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•	a debt security has been declared in default; or
•	trading in a security has been halted during the trading day.

If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.

The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.

With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies, or RICs), the fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions

Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

▶	Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.

The fund pays distributions of substantially all its income each year. These distributions may be paid quarterly, but may be paid less frequently. Distributions from realized capital gains, if any, are paid annually, usually in December. It may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions. Distributions may be taxable as ordinary income, capital gains or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

Participants in tax-deferred retirement plans must reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes

The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.

Tax-Deferred Accounts

If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.

Taxable Accounts

If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.

Taxability of Distributions

Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed as long-term capital gains.

▶	Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.

For capital gains and for income distributions designated as qualified dividend income, the following rates apply:

Type of Distribution	Tax Rate for 10% and 15% Brackets	Tax Rate for All Other Brackets
Short-term capital gains	Ordinary Income	Ordinary Income
Long-term capital gains (> 1 year) and Qualified Dividend Income	5%	15%

If a fund’s distributions exceed its taxable income and capital gains realized during the tax year, all or a portion of the distributions made by the fund in that tax year will be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.

The tax status of any distributions of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions in additional shares or take them in cash. For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax status of fund distributions for each calendar year in an annual tax mailing.

Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.

Taxes on Transactions

Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.

If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend

Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. The fund distributes those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund’s portfolio.

Multiple Class Information

American Century Investments offers the following classes of shares of the fund: Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. As a result, the advisor is able to charge this class a lower unified management fee. Different fees and expenses will affect performance.

Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund; and (f) the B Class provides for automatic conversion from that class into shares of A Class of the same fund after eight years.

Service, Distribution and Administrative Fees

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. Each class, except the Investor Class and Institutional Class, offered by this prospectus has a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for B and C Classes and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for B and C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments' transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights

Understanding the Financial Highlights

The tables on the next pages itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

On a per-share basis, each table includes as appropriate

•	share price at the beginning of the period
•	investment income and capital gains or losses
•	distributions of income and capital gains paid to investors
•	share price at the end of the period

Each table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period

The Financial Highlights that follow have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s annual report, which is available upon request.

International Bond Fund

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2008	2007(1)	2006	2005	2004(2)	2003(2)
Per-Share Data
Net Asset Value, Beginning of Period	$13.69	$13.78	$13.03	$14.76	$13.64	$12.19
Income From Investment Operations
Net Investment Income (Loss)(3)	0.45	0.20	0.34	0.30	0.36	0.37
Net Realized and Unrealized Gain (Loss)	1.58	(0.26)	0.73	(1.49)	1.40	2.03
Total From Investment Operations	2.03	(0.06)	1.07	(1.19)	1.76	2.40
Distributions
From Net Investment Income	(0.59)	(0.03)	(0.31)	(0.41)	(0.59)	(0.85)
From Net Realized Gains	—	—	(0.01)	(0.13)	(0.05)	(0.10)
Total Distributions	(0.59)	(0.03)	(0.32)	(0.54)	(0.64)	(0.95)
Net Asset Value, End of Period	$15.13	$13.69	$13.78	$13.03	$14.76	$13.64

Total Return(4)	15.03%	(0.45)%	8.25%	(8.23)%	13.10%	19.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.83%(5)	0.82%	0.82%	0.83%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.01%	2.95%(5)	2.51%	2.17%	2.60%	2.80%
Portfolio Turnover Rate	74%	37%	206%	226%	104%	112%
Net Assets, End of Period (in thousands)	$1,811,299	$1,440,762	$1,317,505	$1,040,576	$976,828	$622,657

[1]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

[2]	Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

[3]	Computed using average shares outstanding throughout the period.

[4]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[5]	Annualized.

International Bond Fund

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2008	2007(1)	2006	2005	2004(2)(3)
Per-Share Data
Net Asset Value, Beginning of Period	$13.70	$13.78	$13.04	$14.77	$13.37
Income From Investment Operations
Net Investment Income (Loss)(4)	0.48	0.21	0.35	0.36	0.17
Net Realized and Unrealized Gain (Loss)	1.58	(0.26)	0.74	(1.52)	1.84
Total From Investment Operations	2.06	(0.05)	1.09	(1.16)	2.01
Distributions
From Net Investment Income	(0.61)	(0.03)	(0.34)	(0.44)	(0.57)
From Net Realized Gains	—	—	(0.01)	(0.13)	(0.04)
Total Distributions	(0.61)	(0.03)	(0.35)	(0.57)	(0.61)
Net Asset Value, End of Period	$15.15	$13.70	$13.78	$13.04	$14.77

Total Return(5)	15.29%	(0.34)%	8.43%	(7.98)%	15.25%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.62%	0.63%(6)	0.62%	0.62%	0.63%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.21%	3.15%(6)	2.71%	2.37%	2.88%(6)
Portfolio Turnover Rate	74%	37%	206%	226%	104%(7)
Net Assets, End of Period (in thousands)	$250,179	$109,350	$88,812	$6,329	$1,263

[1]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

[2]	August 2, 2004 (commencement of sale) through December 31, 2004.

[3]	Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current year presentation.

[4]	Computed using average shares outstanding throughout the period.

[5]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[6]	Annualized.

[7]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.

International Bond Fund

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2008	2007(2)	2006	2005	2004(3)	2003(3)
Per-Share Data
Net Asset Value, Beginning of Period	$13.67	$13.77	$13.01	$14.75	$13.62	$12.16
Income From Investment Operations
Net Investment Income (Loss)(4)	0.41	0.18	0.30	0.27	0.32	0.29
Net Realized and Unrealized Gain (Loss)	1.54	(0.26)	0.74	(1.51)	1.42	2.08
Total From Investment Operations	1.95	(0.08)	1.04	(1.24)	1.74	2.37
Distributions
From Net Investment Income	(0.55)	(0.02)	(0.27)	(0.37)	(0.56)	(0.81)
From Net Realized Gains	—	—	(0.01)	(0.13)	(0.05)	(0.10)
Total Distributions	(0.55)	(0.02)	(0.28)	(0.50)	(0.61)	(0.91)
Net Asset Value, End of Period	$15.07	$13.67	$13.77	$13.01	$14.75	$13.62

Total Return(5)	14.50%	(0.57)%	8.03%	(8.47)%	12.93%	19.60%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.07%	1.08%(6)	1.07%	1.07%	1.08%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.76%	2.70%(6)	2.26%	1.92%	2.35%	2.55%
Portfolio Turnover Rate	74%	37%	206%	226%	104%	112%
Net Assets, End of Period (in thousands)	$124,844	$72,787	$65,452	$61,663	$42,736	$21,137

[1]	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

[2]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

[3]	Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

[4]	Computed using average shares outstanding throughout the period.

[5]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[6]	Annualized.

International Bond Fund

B Class
For a Share Outstanding Throughout the Period Indicated
2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.22
Net Realized and Unrealized Gain (Loss)	0.69
Total From Investment Operations	0.91
Distributions
From Net Investment Income	(0.41)
Net Asset Value, End of Period	$15.05

Total Return(3)	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.96%(4)
Portfolio Turnover Rate	74%(5)
Net Assets, End of Period (in thousands)	$258

[1]	September 28, 2007 (commencement of sale) through June 30, 2008.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

International Bond Fund

C Class
For a Share Outstanding Throughout the Period Indicated
2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.22
Net Realized and Unrealized Gain (Loss)	0.69
Total From Investment Operations	0.91
Distributions
From Net Investment Income	(0.41)
Net Asset Value, End of Period	$15.05

Total Return(3)	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.93%(4)
Portfolio Turnover Rate	74%(5)
Net Assets, End of Period (in thousands)	$1,497

[1]	September 28, 2007 (commencement of sale) through June 30, 2008.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

International Bond Fund

R Class
For a Share Outstanding Throughout the Period Indicated
2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.28
Net Realized and Unrealized Gain (Loss)	0.69
Total From Investment Operations	0.97
Distributions
From Net Investment Income	(0.43)
Net Asset Value, End of Period	$15.09

Total Return(3)	6.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.32%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.45%(4)
Portfolio Turnover Rate	74%(5)
Net Assets, End of Period (in thousands)	$28

[1]	September 28, 2007 (commencement of sale) through June 30, 2008.

[2]	Computed using average shares outstanding throughout the period.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

[4]	Annualized.

[5]	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

Notes

Where to Find More Information

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the fund’s investments and the market conditions and investment strategies that significantly affected the fund’s performance during the most recent fiscal period.

Statement of Additional Information (SAI)

The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

From the SEC

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-0102

This prospectus shall not constitute an offer to sell securities of a fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

Fund Reference	Fund Code	Ticker	Newspaper Listing
International Bond
Investor Class	992	BEGBX	IntlBnd
Institutional Class	392	AIDIX	IntlBnd
A Class	792	AIBDX	IntlBnd
B Class	292	AIQBX	IntlBnd
C Class	492	AIQCX	IntlBnd
R Class	192	AIBRX	IntlBnd

Investment Company Act File No. 811-6441

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-PRS-61632    0811

November 1, 2008

American Century Investments Statement of Additional Information

American Century International Bond Funds International Bond Fund

This statement of additional information adds to the discussion in the fund's prospectus dated November 1, 2008, but is not a prospectus. The statement of additional information should be read in conjunction with the fund's current prospectus. If you would like a copy of the prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments' web site at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the fund's annual report, which is delivered to all investors. You may obtain a free copy of the fund's annual report by calling 1-800-345-2021

American Century Investment Services, Inc., Distributor

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

Table of Contents
The Fund’s History	2
Fund Investment Guidelines	2
Portfolio Composition	3
Currency Management	3
Fund Investments and Risks	4
Investment Strategies and Risks	4
Investment Policies	16
Temporary Defensive Measures	18
Portfolio Turnover	18
Transactions with Subadvisor Affiliates	19
Management	20
The Board of Trustees	22
Ownership of Fund Shares	25
Code of Ethics	25
Proxy Voting Guidelines	26
Disclosure of Portfolio Holdings	27
The Fund’s Principal Shareholders	30
Service Providers	32
Investment Advisor	32
Subadvisor	35
Portfolio Manager	36
Transfer Agent and Administrator	38
Sub-Administrator	38
Distributor	38
Custodian Banks	39
Independent Registered Public Accounting Firm	39
Brokerage Allocation	39
Regular Broker-Dealers	41
Information About Fund Shares	41
Multiple Class Structure	42
Buying and Selling Fund Shares	52
Valuation of the Fund’s Securities	53
Taxes	54
Federal Income Tax	54
State and Local Taxes	55
Financial Statements	55
Explanation of Fixed-Income Securities Ratings	56

THE FUND’S HISTORY

American Century International Bond Funds is a registered open-end management investment company that was organized as a Massachusetts business trust in 1991 under the name Benham International Funds. In October 1996, it changed its name to American Century International Bond Funds. Throughout this statement of additional information we refer to American Century International Bond Funds as the trust. The trust’s fiscal year end was changed from December 31 to June 30 beginning on January 1, 2007.

The fund is a separate series of the trust and operates for many purposes as if it were an independent company.

The fund’s ticker symbols and inception dates of each class of the fund are:

Fund/Class	Ticker Symbol	Inception Date
International Bond
Investor Class	BEGBX	01/07/1992
Institutional Class	AIDIX	08/02/2004
A Class	AIBDX	10/27/1998
B Class	AIQBX	09/28/2007
C Class	AIQCX	09/28/2007
R Class	AIBRX	09/28/2007

FUND INVESTMENT GUIDELINES

This section explains the extent to which the fund’s advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing the fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section Investment Strategies and Risks, which begins on page 4. In the case of the fund’s principal investment strategies, these descriptions elaborate upon the discussion contained in the prospectus.

The fund is nondiversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). Nondiversified means that a fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

To meet federal tax requirements for qualification as a regulated investment company, the fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company); and
(2)	with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

The fund does not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.

PORTFOLIO COMPOSITION

The portfolio manager intends to keep the fund fully invested in foreign debt securities. Under normal market conditions, the fund will invest at least 65% of its total assets in bonds issued or guaranteed by foreign governments or their agencies and by foreign authorities, provinces and municipalities. The fund may invest up to 35% of its total assets in high-quality (i.e., rated “AA” or higher) foreign corporate debt securities.

The fund’s investments may include but shall not be limited to: (1) debt obligations issued or guaranteed by (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) debt obligations of (a) foreign banks and bank holding companies, and (b) domestic banks and corporations issued in foreign currencies; and (3) foreign corporate debt securities and commercial paper. All of these investments must satisfy the credit quality standards (i.e., “AA” or higher) established by the trustees of the fund.

The fund’s credit quality requirements effectively limit the countries in which the fund may invest. As of the date of this statement of additional information, the fund expects to invest in the securities of issuers located in and governments of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Liechtenstein, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan and the United Kingdom. To limit the possibility that the fund will become unduly concentrated in Japan, the fund currently limits its investment in issuers located in Japan to no more than 25% of total assets.

Some securities will also have the country of issue reported as ‘Supranational.’ These are organizations that cannot be aligned with one particular country, such as the International Finance Corporation or the European Development Bank.

For an explanation of the securities ratings referred to in the prospectus and this statement of additional information, see Explanation of Fixed-Income Securities Ratings on page 56.

CURRENCY MANAGEMENT

The rate of exchange between U.S. dollars and foreign currencies fluctuates, which results in gains and losses to the fund. Even if the fund’s foreign security holdings perform well, an increase in the value of the dollar relative to the currencies in which portfolio securities are denominated can offset net investment income.

Because the fund is designed for U.S. investors seeking currency and interest rate diversification, the fund’s subadvisor, J.P. Morgan Investment Management Inc. (JPMIM), limits its use of hedging strategies intended to minimize the effect of currency fluctuations. Although hedging strategies (if they are successful) reduce exchange rate risk, they also reduce the potential for share price appreciation when foreign currencies increase in value relative to the U.S. dollar.

When the subadvisor considers the U.S. dollar to be attractive relative to foreign currencies, as much as 25% of the fund’s total assets may be hedged into U.S. dollars. For temporary defensive purposes and under extraordinary circumstances (such as significant political events), more than 25% of the fund’s total assets may be hedged in this manner.

In managing the fund’s currency exposure, the subadvisor will buy and sell foreign currencies regularly, either in the spot (i.e., cash) market or the forward market. Forward foreign currency exchange contracts (forward contracts) are individually negotiated and privately traded between currency traders (usually large commercial banks) and their customers. In most cases, no deposit requirements exist, and these contracts are traded at a net price without commission. Forward contracts involve an obligation to purchase or sell a specific currency at an agreed-upon price on a future date. Most contracts expire in less than one year. The fund also may use futures and options for currency management purposes. For more information on futures and options, please see Futures and Options on page 7.

FUND INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

This section describes investment vehicles and techniques the portfolio manager can use in managing the fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to the fund’s overall risk profile.

Asset-Backed Securities (ABS)

To the extent permitted by its investment objective, the fund may invest in asset-backed securities. ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, the financial institution providing any credit enhancement, and subordination levels.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Foreign Currency Exchange Transactions

The fund expects to exchange dollars for the fund’s underlying currencies, and vice versa, in the normal course of managing the fund’s underlying investments. The fund’s subadvisor does not expect that the fund will hold currency that is not earning income on a regular basis, although the fund may do so temporarily when suitable investments are not available. The fund may purchase and sell currencies on a spot basis (i.e., for prompt delivery and settlement), or by entering into forward currency exchange contracts (also called forward contracts) or other contracts to purchase and sell currencies for settlement at a future date. The fund will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion; in addition, they realize a profit based on the difference (i.e., the spread) between the prices at which they buy and sell various currencies in the spot and forward markets. Thus, a dealer may offer to sell a foreign currency to the fund at one rate and repurchase it at a lesser rate should the fund desire to resell the currency to the dealer.

The fund may use foreign currency forward contracts to increase exposure to a foreign currency, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of liquid assets, marked to market daily. Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.

At the maturity of a forward contract, the fund may complete the contract by paying for and receiving the underlying currency, or may seek to roll forward its contractual obligation by entering into an offsetting transaction with the same currency trader and paying or receiving the difference between the contractual exchange rate and the current exchange rate. The fund also may be able to enter into an offsetting contract prior to the maturity of the underlying contract. This practice is sometimes referred to as “cross hedging” and may be employed if, for example, JPMIM believes that one foreign currency (in which a portion of the fund’s foreign currency holdings are denominated) will change in value relative to the U.S. dollar differently than another foreign currency. There is no assurance that offsetting transactions, or new forward contracts, will always be available to the fund.

Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency when used as a hedge against foreign currency declines, at the same time they tend to limit any potential gain that might result from the change in the value of such currency.

Because investments in, and redemptions from, the fund will be in U.S. dollars, JPMIM expects that the fund’s normal investment activity will involve a significant amount of currency exchange. For example, the fund may exchange its underlying foreign currencies for U.S. dollars in order to meet shareholder redemption requests or to pay expenses. These transactions may be executed in the spot or forward markets.

In addition, the fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the fund should be able to lock in the foreign currency value of the securities, and the fund’s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a synthetic investment position or a position hedge.

The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the fund’s obligation under the forward contract on the contract’s maturity date, the fund may be exposed to some risk of loss from fluctuation of the dollar. Although JPMIM will attempt to hold such mismatchings to a minimum, there can be no assurance that JPMIM will be successful in doing so.

Foreign Securities

Investments in foreign securities may present certain risks, including:

Currency Risk – The value of the foreign investments held by the fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.  Please see Currency Management on page 3 for more information.

Political and Economic Risk – The economies of many of the countries in which the fund invests are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk – Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk – Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the fund invests will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk – Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the fund are uninvested and no return is earned. The inability of the fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk – Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Futures and Options

The fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position),
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position), or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by the fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio manager may engage in futures and options transactions based on securities indices provided that the transactions are consistent with the fund’s investment objectives. Examples of indices that may be used include the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) and Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF). The portfolio manager also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses.

At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Purchasing Put and Call Options

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund also may terminate a put option position by closing it out in the secondary market at its current price if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options

If the fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party chooses to exercise the option. When writing an option on a futures contract, the fund will be required to make margin payments to a broker or custodian as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. However, if the secondary market is not liquid for a put option the fund has written, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, the writer also would likely profit by being able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions

The fund may purchase and write options in combination with one another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options because these options generally can be closed out only by negotiation with the other party to the option.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio manager applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a fund’s return.

The fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, the fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio manager will seek to minimize these risks by limiting the futures contracts entered into on behalf of the fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, the fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded futures and options contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in futures and options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests (for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices); this involves a risk that the futures position will not track the performance of the fund’s other investments.

Options and futures prices can diverge from the prices of their underlying instruments even if the underlying instruments correlate well with the fund’s investments. Options and futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in an effort to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures and Options Contracts Relating to Foreign Currencies

The fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund also may purchase and write currency options in connection with currency futures or forward contracts.

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.

The uses and risks of currency futures are similar to those of futures relating to securities or indices, as described above. Currency futures values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the fund’s investments. A currency hedge, for example, should protect a German-mark-denominated security from a decline in the German mark, but it will not protect the fund against a price decline resulting from a deterioration in the issuer’s creditworthiness.

Liquidity of Futures Contracts and Options

There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options and may halt trading if a contract’s price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract was not liquid, because of price fluctuation limits or otherwise, prompt liquidation of unfavorable positions could be difficult or impossible, and the fund could be required to continue holding a position until delivery or expiration regardless of changes in its value. Under these circumstances, the fund’s access to assets held to cover its future positions also could be impaired.

Futures and options trading on foreign exchanges may not be regulated as effectively as similar transactions in the U.S. and may not involve clearing mechanisms or guarantees similar to those available in the U.S. The value of a futures contract or option traded on a foreign exchange may be adversely affected by the imposition of different exercise and settlement terms, trading procedures, margin requirements and lesser trading volume.

Restrictions on the Use of Futures Contracts and Options

The fund may enter into futures contracts, options or options on futures contracts as permitted under the Commodity Futures Trading Commission rules. The fund has claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. To the extent required by law, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Mortgage-Related Securities

To the extent permitted by its investment objective, the fund may invest in mortgage-related securities.

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

The fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, the fund might miss an opportunity to earn interest at higher prevailing rates.

The fund may invest in covered bonds or covered mortgages. Covered bonds are securities issued by a bank and backed by a dedicated group of loans known as a cover pool.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters and inverse floaters are variations on the floater structure that have highly variable cash flows.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). The fund is permitted to invest in IO classes of CMBS. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

Adjustable-Rate Mortgage Loans (ARMs)

ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first 3, 6, 12, 24, 36, 60 or 84 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

ARMs have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loan. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Other Investment Companies

The fund may invest in other investment companies, such as mutual funds, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company
•	5% of the fund’s total assets with respect to any one investment company and
•	10% of the fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that the fund bears directly in connection with its own operations.

The fund may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs) and the Lehman Aggregate Bond ETF, with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

Portfolio Lending

In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total net assets valued at market except

•	through the purchase of debt securities in accordance with its investment objectives, policies and limitations; or
•	by engaging in repurchase agreements with respect to portfolio securities.

Repurchase Agreements

The fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The fund will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund’s advisor.

Repurchase agreements maturing in more than seven days would count toward the fund’s 15% limit on illiquid securities.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for the fund’s portfolio, or, in some cases, for temporary defensive purposes, the fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	Commercial Paper;
•	Certificates of Deposit and Euro Dollar Certificates of Deposit;
•	Bankers’ Acceptances;
•	Short-term notes, bonds, debentures or other debt instruments;
•	Repurchase agreements; and
•	Money market funds.

U.S. Government Securities

The fund may invest in U.S. government securities including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

Some U.S. government securities are supported by the direct full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association (FNMA), are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

When-Issued and Forward Commitment Agreements

The fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

INVESTMENT POLICIES

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time the fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the fund’s assets will not be considered in determining whether it has complied with its investment policies.

Fundamental Investment Policies

The fund’s fundamental investment policies are set forth below. These investment policies, a fund’s investment objectives set forth in its prospectus, and a fund's status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of the fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	The fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
The fund may not borrow money, except that the fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331⁄3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
The fund may not lend any security or make any other loan if, as a result, more than 331⁄3% of the fund’s total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
The fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting
The fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	The fund may not invest for purposes of exercising control over management.

For purposes of the investment policies relating to lending and borrowing, the fund has received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the fund may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The fund will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight but can have a maximum duration of seven days. The fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

For purposes of the investment policy relating to concentration, the fund shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the fund is subject to the following investment policies that are not fundamental and may be changed by the Board of Trustees.

Subject	Policy
Leveraging	The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

The Investment Company Act imposes certain additional restrictions upon the fund’s ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the fund or its investment practices or policies.

TEMPORARY DEFENSIVE MEASURES

For temporary defensive purposes, the fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, the fund may direct its assets to the following investment vehicles:

•	interest-bearing bank accounts or Certificates of Deposit;
•	U.S. government securities and repurchase agreements collateralized by U.S. government securities; and
•	money market funds.

To the extent the fund assumes a defensive position, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

The portfolio turnover rate of the fund is listed in the Financial Highlights table in the prospectus.

The portfolio manager will sell securities without regard to the length of time the security has been held. Accordingly, the fund’s rate of portfolio turnover may be substantial.

The portfolio manager intends to purchase a particular security whenever he believes it will contribute to the stated objective of the fund. In order to achieve the fund’s investment objective, the portfolio manager may sell a given security, regardless of the length of time it has been held in the portfolio, and, regardless of the gain or loss realized on the sale. The manager may sell a portfolio security if he believes that the security is not fulfilling its purpose because, among other things, it did not live up to the manager’s expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

Because investment decisions are based on a particular security’s anticipated contribution to the fund’s objectives, the manager believes that the rate of portfolio turnover is irrelevant when he determines that a change is required to pursue the fund’s investment objective. As a result, the fund’s annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objectives. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income.

Because the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the manager’s investment outlook. Market conditions over 2007 inclined the subadvisor towards increasing its buy and hold period on its cash bond positions. The subadvisor increased its use of futures over 2007 to express its strategic views and therefore did not need to raise cash by selling bond positions.

TRANSACTIONS WITH SUBADVISOR AFFILIATES

As described in further detail under the section titled Investment Advisor, J.P. Morgan Investment Management, Inc. (JPMIM) is the subadvisor to the fund pursuant to an agreement with American Century Investment Management, Inc.

JPMIM was incorporated in the State of Delaware on February 7, 1994. JPMIM, an SEC registered investment advisor, is a wholly owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a publicly traded corporation that is listed on the New York Stock Exchange with a market capitalization of $117 billion as of June 30, 2008. The subadvisor is a corporation organized under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The subadvisor is located at 245 Park Avenue, New York, New York 10017.

J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries (such as, Morgan Guaranty Trust Company of New York [Morgan Guaranty], J. P. Morgan Securities Inc., and J.P. Morgan Securities Ltd.), offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients. These subsidiaries are hereafter referred to as Morgan affiliates.

J.P. Morgan Securities Inc. is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority. It is active as a dealer in U.S. government securities and an underwriter of and dealer in U.S. government agency securities and money market instruments.

J.P. Morgan Securities Ltd. underwrites, distributes, and trades international securities, including Eurobonds, commercial paper, and foreign government bonds. J.P. Morgan Chase issues commercial paper and long-term debt securities. Morgan Guaranty and some of its affiliates issue certificates of deposit and create bankers’ acceptances.

As a general matter, in order to comply with applicable law and to avoid potential conflicts of interest, JPMIM would not purchase or sell securities or other assets from or to a Morgan affiliate on behalf of client accounts. In the case of offerings of securities in which J.P. Morgan Securities, Inc. is a manager of the offering, JPMIM would seek a client's blanket consent to be able to purchase securities in such offerings, but in any event would purchase the securities from an underwriter or seller that is not affiliated with JPMIM. Generally, JPMIM would not purchase securities of which a Morgan affiliate is the issuer or obligor on more than 5% of the underlying obligations. However, JPMIM may purchase securities in offerings in which a Morgan affiliate serves as trustee, paying agent, custodian or in a similar capacity so long as JPMIM is satisfied that the firm is not receiving any incremental benefit as a result of the purchase of the securities on behalf of our clients.

Certain activities of Morgan affiliates may affect the fund’s portfolio or the markets for securities in which the fund invests. In particular, activities of Morgan affiliates may affect the prices of securities held by the fund and the supply of issues available for purchase by the fund. Where a Morgan affiliate holds a large portion of a given issue, the price at which that issue is traded may influence the price of similar securities the fund holds or is considering purchasing.

The fund will not purchase securities directly from Morgan affiliates, and the size of Morgan affiliates’ holdings may limit the selection of available securities in a particular maturity, yield, or price range. The fund will not execute any transactions with Morgan affiliates and will use only unaffiliated broker-dealers. In addition, the fund will not purchase any securities of U.S. government agencies during the existence of an underwriting or selling group of which a Morgan affiliate is a member, except to the extent permitted by law.

The fund’s ability to engage in transactions with Morgan affiliates is restricted by the SEC and the Federal Reserve Board. In JPMIM’s opinion, these limitations should not significantly impair the fund’s ability to pursue its investment objectives. However, there may be circumstances in which the fund is disadvantaged by these limitations compared to other funds with similar investment objectives that are not subject to these limitations.

In acting for its fiduciary accounts, including the fund, JPMIM will not discuss its investment decisions or positions with the personnel of any Morgan affiliate. JPMIM has informed the fund that, in making investment decisions, it will not obtain or use material, non-public information in the possession of any division or department of JPMIM or other Morgan affiliates.

The commercial banking divisions of Morgan Guaranty and its affiliates may have deposit, loan, and other commercial banking relationships with issuers of securities the fund purchases, including loans that may be repaid in whole or in part with the proceeds of securities purchased by the fund. Except as may be permitted by applicable law, the fund will not purchase securities in any primary public offering when the prospectus discloses that the proceeds will be used to repay a loan from Morgan Guaranty. JPMIM will not cause the fund to make investments for the direct purpose of benefiting other commercial interests of Morgan affiliates at the fund’s expense.

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Trustee

Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Trustee and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: President, Chief Executive Officer and Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 111
Other Directorships Held by Trustee: None

Independent Trustees

John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management Company, LLC (money management firm) (April 2004 to present); Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None

Frederick L. A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc.

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor)

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University (1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None

Officers

Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries.

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President (since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior Vice President, ACIS

THE BOARD OF TRUSTEES

The Board of Trustees oversees the management of the fund and meets at least quarterly to review reports about fund operations.  Although the Board of Trustees does not manage the fund, it has hired the advisor to do so.  The trustees, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the fund’s advisor.

The board has the authority to manage the business of the fund on behalf of their investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the trustees may adopt bylaws providing for the regulation and management of the affairs of the fund and may amend and repeal them to the extent that such bylaws do not reserve that right to the fund’s investors. They may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more trustees who may exercise the powers and authority of the board to the extent that the trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the fund, to any committee of the board and to any agent or employee of the fund or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interests of the fund made by the trustees in good faith shall be conclusive.

The Advisory Board

The fund also has an Advisory Board. Members of the Advisory Board, if any, function like fund trustees in many respects, but do not possess voting power. Advisory Board members attend all meetings of the Board of Trustees and the independent trustees and receive any materials distributed in connection with such meetings. Advisory Board members may be considered as candidates to fill vacancies on the Board of Trustees.

Committees

The board has four standing committees to oversee specific functions of the fund’s operations. Information about these committees appears in the table below. The trustee first named serves as chairman of the committee.

Committee: Audit and Compliance
Members: Peter F. Pervere, Jeanne D. Wohlers, Ronald J. Gilson
Function: The Audit and Compliance Committee approves the engagement of the fund’s independent registered public accounting firm, recommends approval of such engagement to the independent trustees, and oversees the activities of the fund’s independent registered public accounting firm. The committee receives reports from the advisor’s Internal Audit Department, which is accountable to the committee. The committee also receives reporting about compliance matters affecting the fund.
Number of Meetings Held During Last Fiscal Year: 6

Committee: Corporate Governance
Members: Ronald J. Gilson, John Freidenrich, John B. Shoven
Function: The Corporate Governance Committee reviews board procedures and committee structures. It also considers and recommends individuals for nomination as trustees. The names of potential trustee candidates may be drawn from a number of sources, including recommendations from members of the board, management (in the case of interested trustees only) and shareholders. Shareholders may submit trustee nominations to the Corporate Secretary, American Century Funds, P.O. Box 410141, Kansas City, MO 64141. All such nominations will be forwarded to the committee for consideration. The committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board.
Number of Meetings Held During Last Fiscal Year: 2

Committee: Portfolio
Members: Myron S. Scholes, John Freidenrich, Frederick L.A. Grauer
Function: The Portfolio Committee reviews quarterly the investment activities and strategies used to manage fund assets. The committee regularly receives reports from portfolio managers, credit analysts and other investment personnel concerning the fund’s investments.
Number of Meetings Held During Last Fiscal Year: 4

Committee: Quality of Service
Members: John B. Shoven, Ronald J. Gilson, Peter F. Pervere
Function: The Quality of Service Committee reviews the level and quality of transfer agent and administrative services provided to the fund and its shareholders. It receives and reviews reports comparing those services to those of fund competitors and seeks to improve such services where feasible and appropriate.
Number of Meetings Held During Last Fiscal Year: 4

Compensation of Trustees

The independent trustees serve as trustees or directors for eight investment companies in the American Century Investments family of funds. Jonathan S. Thomas, interested trustee, serves as trustee or director for 15 investment companies in the American Century Investments family of funds. As an interested trustee, Mr. Thomas does not receive any compensation from the fund for his service as a trustee. Each trustee who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the board of all such companies based on a schedule that takes into account the number of meetings attended and the assets of the fund for which the meetings are held. These fees and expenses are divided among these investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the fund is responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the fund for the periods indicated and by the investment companies served by the board to each trustee who is not an interested person as defined in the Investment Company Act.

Aggregate Trustee Compensation for Fiscal Year Ended June 30, 2008
Name of Trustee	Total Compensation from the Fund(1)	Total Compensation from the American Century Investments Family of Funds(2)
John Freidenrich	$8,813	$114,383
Ronald J. Gilson	$14,756	$201,875
Frederick L.A. Grauer(3)	$4,081	$41,200
Kathryn A. Hall(4)	$2,516	$41,167
Peter F. Pervere	$9,849	$134,916
Myron S. Scholes	$8,223	$110,583
John B. Shoven	$8,888	$120,583
Jeanne D. Wohlers	$9,082	$118,500

[1]
Includes compensation paid to the trustees for the fiscal year ended June 30, 2008, and also includes amounts deferred at the election of the trustees under the American Century Mutual Funds’ Independent Directors Deferred Compensation Plan.

[2]
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the preceding table is as follows: Mr. Gilson, $201,875; Mr. Pervere, $33,729; Mr. Scholes, $110,583; Mr. Shoven, $120,583; and Ms. Wohlers, $91,975.

[3]	Mr. Grauer joined the board on March 11, 2008.

[4]	Ms. Hall retired from the board on December 6, 2007.

The fund has adopted the American Century Mutual Funds’ Independent Directors Deferred Compensation Plan. Under the plan, the independent trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the fund.

All deferred fees are credited to an account established in the name of the trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century Investments funds that are selected by the trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee’s beneficiary or, if none, to the trustee’s estate.

The plan is an unfunded plan and, accordingly, the fund has no obligation to segregate assets to secure or fund the deferred fees. To date, the fund has voluntarily funded its obligations. The rights of trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the fund. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

OWNERSHIP OF FUND SHARES

The trustees owned shares in the fund as of December 31, 2007, as shown in the table below. Because Frederick L.A. Grauer was not a trustee as of December 31, 2007, he is not included in the table.

Name of Trustees
	Jonathan S. Thomas	John Freidenrich	Ronald J. Gilson
Dollar Range of Equity Securities in the Fund:
International Bond	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	E	C	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

Name of Trustees
	Peter F. Pervere	Myron S. Scholes	John B. Shoven	Jeanne D. Wohlers
Dollar Range of Equity Securities in the Fund:
International Bond	A	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies	A	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

CODE OF ETHICS

The fund, its investment advisor, principal underwriter and subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the fund, provided that they first obtain approval from the compliance department before making such investments.

PROXY VOTING GUIDELINES

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The fund’s Board of Trustees has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the fund. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors
•	Ratification of Selection of Auditors
•	Equity-Based Compensation Plans
•	Anti-Takeover Proposals
¢ Cumulative Voting
¢ Staggered Boards
¢ “Blank Check” Preferred Stock
¢ Elimination of Preemptive Rights
¢ Non-targeted Share Repurchase
¢ Increase in Authorized Common Stock
¢ “Supermajority” Voting Provisions or Super Voting Share Classes
¢ “Fair Price” Amendments
¢ Limiting the Right to Call Special Shareholder Meetings
¢ Poison Pills or Shareholder Rights Plans
¢ Golden Parachutes
¢ Reincorporation
¢ Confidential Voting
¢ Opting In or Out of State Takeover Laws
•	Shareholder Proposals Involving Social, Moral or Ethical Matters
•	Anti-Greenmail Proposals
•	Changes to Indemnification Provisions
•	Non-Stock Incentive Plans
•	Director Tenure
•	Directors’ Stock Options Plans
•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the fund. To ensure that such a conflict of interest does not affect proxy votes cast for the fund, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent trustees of the fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the “About Us” page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s Web site at sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates. Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates. Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on form N-Q. These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential. Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the fund’s shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the fund’s distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of October 20, 2008 are as follows:

•	AIG Retirement Advisors, Inc.
•	AIG Retirement Services Company
•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	CRA RogersCasey, Inc.
•	Defined Contribution Advisors, Inc.
•	DWS Scudder Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investments
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance Company & Annuity Co.
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	Jeffrey Slocum & Associates, Inc.
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	Liberty Life Insurance Company
•	The Lincoln National Life Insurance Company
•	Lipper Inc.
•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch
•	MetLife Investors Insurance Company

•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company
•	Minnesota Life Insurance Company
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley & Co., Incorporated
•	Morningstar Associates LLC
•	Morningstar Investment Services, Inc.
•	Mutual of America Life Insurance Company
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	Northwestern Mutual Life Insurance Co.
•	NT Global Advisors, Inc.
•	NYLIFE Distributors, LLC
•	Principal Life Insurance Company
•	Prudential Financial
•	RiverSource Investments
•	Rocaton Investment Advisors, LLC
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	Smith Barney
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Trusco Capital Management
•	Union Bank of California, N.A.
•	The Union Central Life Insurance Company
•	Vestek Systems, Inc.
•	Wachovia Bank, N.A.
•	Wells Fargo Bank, N.A.

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the fund and the fund’s advisor must have access to some or all of the fund’s portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the fund’s custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the fund and the advisor are provided elsewhere in this statement of additional information.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. Second, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly. Finally, the fund’s Board of Trustees exercises oversight of disclosure of the fund’s portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

THE FUND’S PRINCIPAL SHAREHOLDERS

As of September 30, 2008, the following shareholders owned more than 5% of the outstanding shares of a class of the fund. The table shows shares owned of record. Beneficial ownership of which American Century Investments is aware appears in a footnote to the table.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Bond
Investor Class
	Citigroup Global Markets Inc. New York, New York	26%
	Charles Schwab & Co. Inc. San Francisco, California	19%
	National Financial Services Corp. New York, New York	16%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Bond
Institutional Class
	SEI Private Trust Co. c/o Frost National Bank Oaks, Pennsylvania	17%
	McWood & Co Raleigh, North Carolina	10%
	Commerce FBO Mori & Co. Kansas City, Missouri	10%
	Charles Schwab & Co. Inc San Francisco, California	9%
	National Financial Services Corp. New York, New York	8%
	Fiduciary Trust Co. of New Hampshire Topeka, Kansas	8%
	American Century Serv. Corp. Livestrong 2015 Portfolio Kansas City, Missouri	5%(1)
A Class
	Charles Schwab & Co. Inc. San Francisco, California	61%
B Class
	MLPF&S Jacksonville, Florida	27%
	LPL Financial Services San Diego, California	14%
	IRA Rollover Thomas J. Gottschalk Lenexa, Kansas	8%(1)
	American Enterprise Investment Svcs Minneapolis, Minnesota	7%
C Class
	MLPF&S Jacksonville, Florida	27%
	Pershing LLC Jersey City, New Jersey	11%
	MG Trust Company Cust FBO Igor Precision Refrigeration, Inc. Denver, Colorado	5%

[1]	Shares owned of record and beneficially.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
International Bond
R Class
	American Century Investment Management Inc. Kansas City, Missouri	76%(1)
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust Pl 701 Kehe Food Distributors Inc. 401K Romeoville, Illinois	15%
	MG Trust Company Cust FBO Johnson Lumber Company Denver, Colorado	5%

[1]	Shares owned of record and beneficially.

The fund is unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of the fund’s outstanding shares. The fund is unaware of any shareholder, beneficial or of record, who owns more than 25% of the voting securities of the trust. A shareholder owning of record or beneficially more than 25% of the trust’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of September 30, 2008, the officers and trustees of the fund, as a group, owned less than 1% of any class of the fund’s outstanding shares.

SERVICE PROVIDERS

The fund has no employees. To conduct its day-to-day activities, the trust has hired a number of service providers. Each service provider has a specific function to fill on behalf of the fund that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. James E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for the fund. Currently, JPMIM serves as the subadvisor for the fund. A description of the responsibilities of the advisor (ACIM or JPMIM) appears in the prospectus under the heading Management.

For the services provided to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in the fund’s prospectus. The annual rate at which this fee is assessed is determined daily in a multi-step process. First, the trust’s fund is categorized according to the broad asset class in which it invests (e.g., money market, bond or equity), and the assets of the fund in each category are totaled (“Fund Category Assets”). Second, the assets are totaled for certain other accounts managed by the advisor (“Other Account Category Assets”). To be included, these accounts must have the same management team and investment objective as a fund in the same category with the same Board of Trustees as the trust. Together, the Fund Category Assets and the Other Account Category Assets comprise the “Investment Category Assets.” The Investment Category Fee Rate is then calculated by applying the fund’s Investment Category Fee Schedule to the Investment Category Assets and dividing the result by the Investment Category Assets.

Finally, a separate Complex Fee Schedule is applied to the assets of all of the funds in the American Century Investments family of funds (the “Complex Assets”), and the Complex Fee Rate is calculated based on the resulting total. The Investment Category Fee Rate and the Complex Fee Rate are then added to determine the Management Fee Rate payable by a class of the fund to the advisor.

For purposes of determining the assets that comprise the Fund Category Assets, Other Account Category Assets and Complex Assets, the assets of registered investment companies managed by the advisor that invest primarily in the shares of other registered investment companies shall not be included.

The schedules by which the unified management fee is determined are shown below.

Investment Category Fee Schedule for International Bond
Category Assets	Fee Rate
First $1 billion	0.6100%
Next $1 billion	0.5580%
Next $3 billion	0.5280%
Next $5 billion	0.5080%
Next $15 billion	0.4950%
Next $25 billion	0.4930%
Thereafter	0.4925%

The Complex Fee is determined according to the schedule below.

Complex Assets	Investor, A, B, C and R Class Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

On each calendar day, each class of the fund accrues a management fee that is equal to the class’s Management Fee Rate times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the fund pays a management fee to the advisor for the previous month. The fee for the previous month is the sum of the calculated daily fees for each class of the fund during the previous month.

The management agreement between the trust and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of fund shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by

(1)	the fund’s Board of Trustees, or a majority of outstanding shareholder votes (as defined in the Investment Company Act); and
(2)
the vote of a majority of the trustees of the fund who are not parties to the agreement, or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the fund’s Board of Trustees or a majority of outstanding shareholder votes may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.

The management agreement states that the advisor shall not be liable to the fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, trustees or directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the fund and also for other clients advised by the advisor or the subadvisor. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the fund.

The subadvisor may aggregate purchase and sale orders of the fund with purchase and sale orders of its other clients when the subadvisor believes that such aggregation provides the best execution for the fund. The Board of Trustees has approved the policy of the advisor and subadvisor with respect to the aggregation of portfolio transactions.

Unified management fees incurred by the fund for the fiscal year ended June 30, 2008, the six-month fiscal period ended June 30, 2007, and the fiscal years ended December 31, 2006 and 2005, are indicated in the following table.

Unified Management Fees
Fund	2008	2007(1)	2006	2005
International Bond	$15,675,716	$6,155,259	$10,145,324	$9,511,642

[1]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before 2007, the fund’s fiscal year end was December 31.

SUBADVISOR

The investment management agreement provides that the advisor may delegate certain responsibilities under the agreement to a subadvisor. Currently, JP Morgan Investment Management, Inc. (“JPMIM”) serves as subadvisor to the fund under a subadvisory agreement between ACIM and JPMIM dated August 1, 1997, that was approved by shareholders on July 30, 1997. This supersedes subadvisory agreements dated June 1, 1995, June 1, 1994 and December 31, 1991. The subadvisory agreement continues for an initial period of two years and thereafter so long as continuance is specifically approved by vote of a majority of the fund’s outstanding voting securities or by vote of a majority of the fund’s trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days’ written notice by the advisor, the Board of Trustees, or a majority of the fund’s outstanding shareholder votes or 12 months’ written notice by JPMIM and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the fund and the advisor.

The subadvisory agreement provides that JPMIM will make investment decisions for the fund in accordance with the fund’s investment objective, policies, and restrictions, and whatever additional written guidelines it may receive from the advisor from time to time. For these services, the advisor pays JPMIM a monthly fee at an annual rate of 0.20% of the fund’s average daily net assets up to $200 million; and 0.15% of average daily net assets over $200 million. Under the 1991 subadvisory agreement, the advisor paid JPMIM a monthly fee at an annual rate of 0.25% of average daily net assets up to $200 million, and 0.05% of average daily net assets in excess of $200 million, with a minimum annual fee of $250,000.

For the fiscal year ended June 30, 2008, the six-month fiscal period ended June 30, 2007, and the fiscal years ended December 31, 2006 and 2005, the advisor paid JPMIM subadvisory fees as listed in the following table:

JPMIM Subadvisory Fees
2008	$3,268,498
2007(1)	$1,011,560
2006	$2,042,061
2005	$1,921,553

[1]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before 2007, the fund’s fiscal year end was December 31.

PORTFOLIO MANAGER

The information provided under this heading has been provided by the subadvisor.

Accounts Managed

The portfolio manager is responsible for the day-to-day management of various accounts, as indicated by the following table.

Accounts Managed (As of June 30, 2008)
		Registered Investment Companies(1)	Other Pooled Investment Vehicles(2)	Other Accounts(2)
International Bond
Jon B. Jonsson	Number of Accounts	3	42	38
	Assets ($millions)	$3,031.98	$5,713.02	$14,669.22

[1]	Includes $2,193.82 million in International Bond Fund.

[2]
One of the other pooled investment vehicles, totaling $22.42 million in assets, and two of the other accounts, totaling $944.91 million in assets, have an advisory fee that is based on the performance of the account.

Potential Conflicts of Interest

The chart above shows the number, type and market value as of June 30, 2008, of the accounts other than the fund that are managed by the fund’s portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing client portfolios of the subadvisor and its affiliates is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The subadvisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the subadvisor and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the subadvisor or its affiliates could be viewed as having a conflict of interest to the extent that the subadvisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the subadvisor’s and its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon the subadvisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the subadvisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The subadvisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the subadvisor’s or its affiliates overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the subadvisor or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, the subadvisor could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the subadvisor may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the subadvisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions.  It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of the subadvisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The subadvisor and its affiliates have policies and procedures designed to manage the conflicts. The subadvisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct.  With respect to the allocation of investment opportunities, the subadvisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the subadvisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the subadvisor or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the subadvisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the subadvisor so that fair and equitable allocation will occur over time.

Compensation

The subadvisor’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the subadvisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the subadvisor.  When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The fund’s portfolio manager did not beneficially own any shares of the fund as of June 30, 2008, the fund’s most recent fiscal year end.

TRANSFER AGENT AND ADMINISTRATOR

American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the fund. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the fund and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-payment agent for the fund out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 32.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

SUB-ADMINISTRATOR

The advisor has entered into a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the fund, including striking the daily net asset value for the fund. The advisor pays JPMIS a monthly fee on a per fund basis as compensation for these services. While ACS continues to serve as the administrator of the fund, JPMIS provides sub-administrative services that were previously undertaken by ACS.

DISTRIBUTOR

The fund’s shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC, and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the fund’s shares. The distributor makes a continuous, best-efforts underwriting of the fund’s shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the fund’s shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 32. ACIS does not earn commissions for distributing the fund’s shares.

Certain financial intermediaries unaffiliated with the distributor or the fund may perform various administrative and shareholder services for their clients who are invested in the fund. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the fund and its performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

CUSTODIAN BANKS

JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, New York, 11245, serves as custodian of the fund's cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by JPMorgan Chase Bank. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the fund’s cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. The fund, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians. JPMorgan Chase Bank is paid based on the monthly average of assets held in custody plus a transaction fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the independent registered public accounting firm of the fund. The address of PricewaterhouseCoopers LLP is 1055 Broadway, 10th Floor, Kansas City, Missouri 64105. As the independent registered public accounting firm of the fund, PricewaterhouseCoopers LLP provides services including:

(1)	auditing the annual financial statements for the fund, and
(2)	assisting and consulting in connection with SEC filings.

BROKERAGE ALLOCATION

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	he quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

For International Bond, the advisor has delegated responsibility for selecting brokers to execute portfolio transactions to the subadvisor under the terms of the subadvisory agreement.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.

In the fiscal year ended June 30, 2008, the six-month fiscal period ended June 30, 2007, and fiscal years ended December 31, 2006 and 2005, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2008	2007(1)	2006	2005
International Bond	$452,970	$205,782	$178,553	$0

[1]
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before 2007, the fund’s fiscal year end was December 31.

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.  The increase in brokerage commissions from 2006 to 2008 is attributable to the subadvisor increasing its buy and hold period on its cash bond positions.  The subadvisor increased its use of futures over 2007 to express its strategic views and therefore did not need to raise cash by selling bond positions.

REGULAR BROKER-DEALERS

As of the end of its most recently completed fiscal year, the fund listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of June 30, 2008
International Bond	Royal Bank of Scotland Group	$28,362,136
	Barclays Bank plc	$14,760,765

INFORMATION ABOUT FUND SHARES

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). The fund is a series of shares issued by the trust, and shares of the fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure which follows. Additional funds and classes may be added without a shareholder vote.

Voting rights are not cumulative, so that investors holding more than 50% of the trust’s (all funds’) outstanding shares may be able to elect a Board of Trustees. The trust undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of trustees is determined by the votes received from all the trust’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund. Shares of the fund have equal voting rights.

The trust shall continue unless terminated by (1) approval of at least two-thirds of the shares of each fund entitled to vote or (2) the trustees by written notice to shareholders of each fund. Any fund may be terminated by (1) approval of at least two-thirds of the shares of that fund or (2) the trustees by written notice to shareholders of that fund.

Upon termination of the trust or a fund, as the case may be, the trust shall pay or otherwise provide for all charges, taxes, expenses and liabilities belonging to the trust or the fund. Thereafter, the trust shall reduce the remaining assets belonging to each fund (or the particular fund) to cash, shares of other securities or any combination thereof, and distribute the proceeds belonging to each fund (or the particular fund) to the shareholders of that fund ratably according to the number of shares of that fund held by each shareholder on the termination date.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the trust. The Declaration of Trust provides that the trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the trust and satisfy any judgment thereon. The Declaration of Trust further provides that the trust may maintain appropriate insurance (for example, fidelity, bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the trust is unable to meet its obligations.

The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each fund or class. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

MULTIPLE CLASS STRUCTURE

The Board of Trustees has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the fund’s prospectus. Pursuant to such plan, the fund may issue up to six classes of shares: an Investor Class, Institutional Class, A Class, B Class, C Class and R Class.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the fund’s prospectus. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A, B and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, B, C and R Classes is the same as for Investor Class, but the A, B, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, B Class Plan, C Class Plan and R Class Plan, respectively and collectively, the plans) described below. The plans have been adopted by the fund’s Board of Trustees in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Trustees and approved by its shareholders. Pursuant to such rule, the Board of Trustees of the fund’s A, B, C, and R Classes have approved and entered into the A Class Plan, B Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Trustees (including a majority of trustees who are not interested persons of the fund [as defined in the Investment Company Act], hereafter referred to as the independent trustees) determined that there was a reasonable likelihood that the plans would benefit the fund and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the fund generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Trustees quarterly for its consideration in continuing the plans. Continuance of the plans must be approved by the Board of Trustees, including a majority of the independent trustees, annually. The plans may be amended by a vote of the Board of Trustees, including a majority of the independent trustees, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent trustees or by a majority of the outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

A Class Plan

As described in the prospectus, the A Class shares of the fund are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund’s distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund’s shares and/or the use of the fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the fund’s transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for A Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the fund’s shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund’s Board of Trustees has adopted the A Class Plan. Pursuant to the A Class Plan, the A Class pays the fund’s distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.25% and is not based on expenses incurred by the distributor. During the fiscal year ended June 30, 2008, the aggregate amount of fees paid under the A Class Plan was $219,467(1).

[1]	For the period September 4, 2007 to June 30, 2008.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the fund’s A Class shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund’s shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the fund pursuant to the terms of the agreement between the trust and the fund’s distributor and in accordance with Rule 12b-1 of the Investment Company Act.

B Class Plan

As described in the prospectus, the B Class shares of the fund are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund’s distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund’s shares and/or the use of the fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the fund’s transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for B Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the fund’s shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund’s Board of Trustees has adopted the B Class Plan. Pursuant to the B Class Plan, the B Class pays the fund’s distributor 1.00% annually of the average daily net asset value of the fund’s B Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and 0.75% of which is paid for distribution services, including past distribution services (as described below). This payment is fixed at 1.00% and is not based on expenses incurred by the distributor. During the fiscal year ended June 30, 2008, the aggregate amount of fees paid under the B Class Plan was $1,101(1).

[1]	For the period September 28, 2007 to June 30, 2008.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the B Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of B Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell B Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the fund’s B Class shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund’s shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the fund pursuant to the terms of the agreement between the trust and the fund’s distributor and in accordance with Rule 12b-1 of the Investment Company Act.

C Class Plan

As described in the prospectus, the C Class shares of the fund are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund’s distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund’s shares and/or the use of the fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the fund’s transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for C Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the fund’s shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund’s Board of Trustees has adopted the C Class Plan. Pursuant to the C Class Plan, the C Class pays the fund’s distributor 1.00% annually of the average daily net asset value of the C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services (as described below) and 0.75% of which is paid for distribution services, including past distribution services (as described below). This payment is fixed at 1.00% and is not based on expenses incurred by the distributor. During the fiscal year ended June 30, 2008, the aggregate amount of fees paid under the C Class Plan was $6,020(1).

[1]	For the period September 28, 2007 to June 30, 2008.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the C Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of C Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the fund’s C Class shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund’s shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the fund pursuant to the terms of the agreement between the trust and the fund’s distributor and in accordance with Rule 12b-1 of the Investment Company Act.

R Class Plan

As described in the prospectus, the R Class shares of the fund are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund’s distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund’s shares and/or the use of the fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the fund’s transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the fund’s shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund’s Board of Trustees has adopted the R Class Plan. Pursuant to the R Class Plan, the R Class pays the fund’s distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services (as described below) and for distribution services, including past distribution services (as described below). This payment is fixed at 0.50% and is not based on expenses incurred by the distributor. During the fiscal year ended June 30, 2008, the aggregate amount of fees paid under the R Class Plan was $102(1).

[1]	For the period September 28, 2007 to June 30, 2008.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place; and
(f)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell R Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the fund’s R Class shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund’s shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to shareholders, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the fund pursuant to the terms of the agreement between the trust and the fund’s distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Advisor Class Plan(1)

The fund’s Advisor Class shares were made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The fund’s distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the fund’s shares and/or the use of the fund’s shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that are provided by the fund’s transfer agent for the Investor Class shareholders may have been performed by a plan sponsor (or its agents) or by a financial intermediary for Advisor Class investors. In addition to such services, the financial intermediaries provided various distribution services.

[1]	As of September 4, 2007, the Advisor Class of the fund was renamed A Class and became subject to the A Class Plan.

To make the fund’s shares available through such plans and financial intermediaries, and to compensate them for such services, the fund’s advisor reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the fund’s Board of Trustees adopted a Master Distribution and Shareholder Services Plan (the Advisor Class Plan). Pursuant to the Advisor Class Plan, the Advisor Class paid the fund’s distributor a fee of 0.50% annually of the aggregate average daily asset value of the fund’s Advisor Class shares, 0.25% of which was paid for ongoing shareholder and administrative services (as described below) and 0.25% of which was paid for distribution services, including past distribution services (described below). This payment was fixed at 0.50% and was not based on expenses incurred by the distributor. The distributor then made these payments to the financial intermediaries (including underwriters and broker-dealers, who may have used some of the proceeds to compensate sales personnel) who offered the Advisor Class shares for the services described below. No portion of these payments was used by the distributor to pay for advertising, printing costs or interest expenses. For the period from July 1, 2007 to September 3, 2007, the aggregate amount of fees paid under the plan was $64,606.

Payments may have been made for a variety of shareholder services, including, but not limited to:

(a)
receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners of shares (including contract owners of insurance products that utilize the fund as underlying investment media) and placing purchase, exchange and redemption orders with the fund’s distributors;

(b)	providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c)	processing dividend payments from the fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses;
(d)	providing and maintaining elective services such as check writing and wire transfer services;
(e)	acting as shareholder of record and nominee for beneficial owners;
(f)	maintaining account records for shareholders and/or other beneficial owners;
(g)	issuing confirmations of transactions;
(h)	providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to the fund as necessary for such subaccounting;
(i)
preparing and forwarding investor communications from the fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and

(j)	providing other similar administrative and sub-transfer agency services.

Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund. For the period from July 1, 2007 to September 3, 2007, the amount of fees paid under the Advisor Class Plan for shareholder services was $32,303.

Distribution services include any activity undertaken or expense incurred that was primarily intended to result in the sale of Advisor Class shares, which services may have included, but were not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the fund’s Advisor Class shares;
(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the fund’s shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective investors about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;
(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing;
(m)	paying service fees for providing personal, continuing services to shareholders, as contemplated by the Conduct Rules of the FINRA; and
(n)
such other distribution and services activities as the advisor determines may be paid for by the fund pursuant to the terms of the agreement between the trust and the fund’s distributor and in accordance with Rule 12b-1 of the Investment Company Act.

For the period from July 1, 2007 to September 3, 2007, the amount of fees paid under the Advisor Class Plan for distribution services was $32,303.

Sales Charges

The sales charges applicable to the A, B and C Classes of the fund are described in the prospectus for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases pursuant to the schedule set forth in the prospectus. This charge may be waived in the following situations:

•	Employer-sponsored retirement plan purchases
•	Certain individual retirement account rollovers
•	Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having sales agreements with the advisor or the distributor
•	Wrap accounts maintained for clients of certain financial intermediaries who have entered into agreements with American Century Investments
•
Purchases by current and retired employees of American Century Investments and their immediate family members (spouses and children under age 21) and trusts or employer-sponsored retirement plans established by those persons

•
Purchases by certain other investors that American Century Investments deems appropriate, including but not limited to current or retired directors, trustees and officers of funds managed by the advisor and trusts and employer-sponsored retirement plans established by those persons

There are several ways to reduce the sales charges applicable to a purchase of A Class shares. These methods are described in the relevant prospectus. You or your financial advisor must indicate at the time of purchase that you intend to take advantage of one of these reductions.

Shares of the A, B and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectus. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectus.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.

No contingent deferred sales charges were paid to the distributor for A Class shares in the fiscal year ended June 30, 2008. The aggregate CDSCs paid to the distributor from the B and C Class inception date of September 28, 2007, to the fiscal year ended June 30, 2008, were:

B Class:         $1,250

C Class             $441

Payments to Dealers

The fund’s distributor expects to pay sales commissions to the financial intermediaries who sell A, B and/or C Class shares of the fund at the time of such sales. Payments for A Class shares will be as follows:

Purchase Amount	Dealer Concession
< $99,999	4.00%
$100,000 - $249,999	3.00%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No concession will be paid on purchases by employer-sponsored retirement plans. Payments will equal 4.00% of the purchase price of B Class shares and 1.00% of the purchase price of the Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, B and C Class purchases, and A Class purchases greater than $1,000,000, are subject to a CDSC as described in the prospectus.

From time to time, the distributor may provide additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the fund.

BUYING AND SELLING FUND SHARES

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the fund’s prospectus. The prospectus is available to investors without charge and may be obtained by calling us.

Examples of employer-sponsored retirement plans include the following:

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and “Top Hat” plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans (including self-directed)
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans
•	SIMPLE IRAs
•	SEP IRAs
•	SARSEP

Traditional and Roth IRAs are not considered employer-sponsored retirement plans. The following table indicates the types of shares that may be purchased through employer-sponsored retirement plans, Traditional IRAs and Roth IRAs.

	Employer-Sponsored Retirement Plans	Traditional and Roth IRAs
A Class Shares may be purchased at NAV(1)	Yes	Yes
A Class shares may be purchased with dealer concessions and sales charge	Yes, for plans under $1 million	Yes
B Class shares may be purchased(2)	No	Yes
C Class shares may be purchased with dealer concessions and CDSC(2)	Yes, for plans under $1 million	Yes
C Class shares may be purchased with no dealer concessions and CDSC(1) (2)	Yes	No
Institutional Class shares may be purchased	Yes	Yes
Investor Class shares may be purchased	Yes	Yes
R Class shares may be purchased	Yes	No

[1]	Refer to the prospectus regarding sales charges and CDSC waivers.

[2]	Refer to the prospectus for maximum purchase requirements.

VALUATION OF THE FUND’S SECURITIES

All classes of the fund except the A Class are offered at their net asset value, as described below. The A Class of the fund is offered at its public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 – Sales Charge as a % of Offering Price)

For example, if the net asset value of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-5.75%) = $5.31.

The fund’s net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

The fund’s NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

The subadvisor typically completes its trading on behalf of the fund in various markets before the NYSE closes for the day. Foreign currency exchange rates also are determined prior to the close of the NYSE. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus an amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Trustees.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Trustees.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the fund’s net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the fund’s portfolios may be affected on days when shares of the fund may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAX

The fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, the fund should be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to investors. If the fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions from the fund in the same manner in which they were realized by the fund.

If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the long-term capital gains tax rates. Unless extended, all dividends will be taxed at ordinary income tax rates beginning in 2011. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the fund on shares of stock of domestic corporations may qualify for the 70% dividends received deduction available to corporate shareholders to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividends you received on those shares.

Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by the fund will reduce its dividends distributions to investors.

If more than 50% of the value of the fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of the fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for relief from income and excise taxes, respectively. The fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to foreign currency, options, futures contracts or forward contracts. The fund’s status as a regulated investment company may limit its transactions involving foreign currency, futures, options and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies, certain forward currency contracts, or other instruments, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security, contract, or other instrument is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the fund’s investment company taxable income distributed to shareholders as ordinary income.

STATE AND LOCAL TAXES

Distributions by the fund also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

FINANCIAL STATEMENTS

The financial statements of the fund have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report for the fiscal period ended June 30, 2008, are incorporated herein by reference.

EXPLANATION OF FIXED-INCOME

SECURITIES RATINGS

As described in the prospectus, the fund may invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectus. The following is a summary of the rating categories referenced in the prospectus.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

Fitch Investors Service, Inc.
BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in these categories have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1, 2, 3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Note Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality with margins of protection ample, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality carrying specific risk but having protection and not distinctly or predominantly speculative.

Notes

Where to Find More Information

Annual and Semiannual Reports

The annual and semiannual reports contain more information about the fund's investments and the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the fund, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.

If you own or are considering purchasing fund shares through

•	an employer-sponsored retirement plan
•	a bank
•	a broker-dealer
•	an insurance company
•	another financial intermediary

you can receive the annual and semiannual reports directly from them.

From the SEC

You also can get information about the fund from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person	SEC Public Reference Room Washington, D.C. Call 202-942-8090 for location and hours.
On the Internet	• EDGAR database at sec.gov • By email request at publicinfo@sec.gov
By mail	SEC Public Reference Section Washington, D.C. 20549-6009

Investment Company Act File No. 811-5447

American Century Investments americancentury.com
Self-Directed Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

CL-SAI-61634   0811

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

PART C                      OTHER INFORMATION

Item 23.                      Exhibits

(a)           (1)           Amended and Restated Agreement and Declaration of Trust, dated March 26, 2004 (filed electronically as Exhibit a to Post-Effective Amendment No. 19 to the Registration Statement of the Registrant on April 29, 2004, File No. 33-43321, and incorporated herein by reference).

(2)           Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated June 14, 2004 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-43321, and incorporated herein by reference).

(3)           Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust, dated March 8, 2007 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 25 to the Registration Statement of the Registrant on April 30, 2007, File No. 33-43321, and incorporated herein by reference).

(4)           Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust, dated August 31, 2007 (filed electronically as Exhibit a4 to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(b)           Amended and Restated Bylaws, dated December 7, 2007, are included herein.

(c)           Registrant hereby incorporates by reference, as though set forth fully herein, Article III, IV, V, VI and Article VIII of Registrant's Amended and Restated Agreement and Declaration of Trust, appearing as Exhibit (a) herein and Article II, Article VII, and Article IX of Registrant's Amended and Restated Bylaws, appearing as Exhibit (b) herein.

(d)           (1)           Investment Sub-Advisory Agreement with J.P. Morgan Investment Management, Inc., dated August 1, 1997 (filed electronically as Exhibit 5c to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on September 30, 1997, File No. 33-43321, and incorporated herein by reference).

(2)           Amended and Restated Management Agreement with American Century Investment Management, Inc., dated August 1, 2008, is included herein.

(e)           (1)           Amended and Restated Distribution Agreement between American Century International Bond Funds and American Century Investment Services, Inc., dated September 4, 2007 (filed electronically as Exhibit e1 to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(2)           Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of the Registrant on April 30, 2007, File No. 333-43321 and incorporated herein by reference).

(f)           Not applicable.

(g)           (1)           Master Agreement with Commerce Bank, N.A., dated January 22, 1997 (filed electronically as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No. 2-14213, and incorporated herein by reference).

(2)           Global Custody Agreement with The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement of American Century Government Income Trust on February 7, 1997, File No. 2-99222, and incorporated herein by reference).

(3)           Amendment to the Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century Variable Portfolios II, Inc. on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

(4)           Amendment No. 2 to the Global Custody Agreement between American Century Investments and the JPMorgan Chase Bank, dated May 1, 2004 (filed electronically as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

(5)           Amendment No. 3 to the Global Custody Agreement between American Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed electronically as Exhibit g6 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(6)           Amendment No. 4 to the Global Custody Agreement with JPMorgan Chase Bank, dated as of July 2, 2008 (filed electronically as Exhibit g6 to Post-Effective Amendment No. 56 to the Registration Statement of American Century Government Income Trust on July 29, 2008, File No. 2-99222, and incorporated herein by reference).

(h)           (1)           Amended and Restated Transfer Agency Agreement with American Century Services Corporation, dated as of August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(2)           American Century Funds Credit Agreement dated December 12, 2007 with Bank of America, N.A., as Administrative Agent (filed electronically as Exhibit h2 to Post-Effective Amendment No. 43 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 28, 2007, File No. 2-82734, and incorporated herein by reference).

(3)           Fund Services Agreement between American Century Investment Management, Inc. and J.P. Morgan Investor Services Co., dated July 2, 2008 (filed electronically as Exhibit h3 to Post-Effective Amendment No. 53 to the Registration Statement of American Century Municipal Trust on September 26, 2008, File No. 2-91229, and incorporated herein by reference).

(i)           Opinion and Consent of Counsel, dated September 27, 2007 (filed electronically as Exhibit i to Post-Effective Amendment No. 26 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-43321, and incorporated herein by reference).

(j)           Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated October 22, 2008, is included herein.

(k)           Not applicable.

(l)           Not applicable.

(m)           (1)           Master Distribution and Individual Shareholder Services Plan (A Class), dated January 1, 2008, is included herein.

(2)           Master Distribution and Individual Shareholder Services Plan (B Class), dated January 1, 2008, is included herein.

(3)           Master Distribution and Individual Shareholder Services Plan (C Class), dated January 1, 2008, is included herein.

(4)           Master Distribution and Individual Shareholder Services Plan (R Class), dated January 1, 2008, is included herein.

(n)           Amended and Restated Multiple Class Plan, dated January 1, 2008, is included herein.

(o)           Reserved.

(p)           (1)           American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 41 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 28, 2006, File No. 2-82734, and incorporated herein by reference).

(2)           J.P. Morgan Investment Management, Inc. Code of Ethics, is included herein.

(3)           Independent Directors’ Code of Ethics amended February 28, 2000 (filed electronically as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement of American Century Target Maturities Trust on November 30, 2004, File No. 2-94608, and incorporated herein by reference).

(q)           (1)           Power of Attorney, dated March 12, 2008 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 12 to the Registration Statement of American Century Variable Portfolios II, Inc. on April 11, 2008, File No. 333-46922, and incorporated herein by reference).

(2)           Secretary's Certificate, dated March 13, 2008 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 12 to the Registration Statement of American Century Variable Portfolios II, Inc. on April 11, 2008, File No. 333-46922, and incorporated herein by reference).

Item 24. Persons Controlled by or Under Common Control with Registrant

The persons who serve as the trustees or directors of the Registrant also serve, in substantially identical capacities, the following investment companies:

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

Because the boards of each of the above-named investment companies are identical, these companies may be deemed to be under common control.

Item 25.                      Indemnification

As stated in Article VII, Section 3 of the Amended and Restated Declaration of Trust, incorporated herein by reference to Exhibit (a1)to the Registration Statement, "The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase insurance for and to provide by resolution or in the Bylaws for indemnification out of Trust assets for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit, or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.  The provisions, including any exceptions and limitations concerning indemnification, may be set forth in detail in the Bylaws or in a resolution of the Trustees."

Registrant hereby incorporates by reference, as though set forth fully herein, Article VI of the Registrant's Amended and Restated Bylaws, appearing as Exhibit (b) herein.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 26.                      Business and other Connections of Investment Advisor

In addition to serving as the Registrant’s investment advisor, American Century Investment Management, Inc. provides portfolio management services for other investment companies as well as for other business and institutional clients.  Business backgrounds of the directors and principal executive officers of the advisor that also hold positions with the Registrant are included under “Management” in the Statement of Additional Information included in this registration statement.  The remaining principal executive officers and directors of the advisor and their principal occupations during the past 2 fiscal years are as follows:

James E. Stowers, Jr. (Director).  Founder, Co-Chairman, Director and Controlling Shareholder, American Century Companies, Inc. (ACC); Co-Vice Chairman, ACC (January 2005-February 2007), Chairman, ACC (January 1995 to December 2004); Director, American Century Global Investment Management, Inc. (ACGIM), American Century Services, LLC (ACS), American Century Investment Services, Inc. (ACIS) and other ACC subsidiaries, as well as a number of American Century-advised investment companies.

Enrique Chang (President, Chief Executive Officer and Chief Investment Officer of ACIM and ACGIM).  Served as President and Chief Executive Officer, Munder Capital Management, 2002 to 2006.

The principal address for all American Century entities other than ACGIM is 4500 Main Street, Kansas City, MO 64111.  The principal address for ACGIM is 666 Third Avenue, 23rd Floor, New York, NY 10017.

The subadvisor for International Bond is J.P. Morgan Investment Management, Inc. (JPMIM).  Additional information about the business and other connections of JPMIM is available in Part I of JPMIM's Form ADV and the schedules thereto (SEC file number 801-21011).

Item 27. Principal Underwriters

I.           (a)           American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)           The following is a list of the directors, executive officers and partners of ACIS:

Name and Principal Business Address* ___________________	Positions and Offices With Underwriter __________________	Positions and Offices With Registrant __________________

James E. Stowers, Jr.	Director	none

Jonathan S. Thomas	Director	President and Trustee

Barry Fink	Director	Executive Vice President

Brian Jeter	President and Chief Executive Officer	none

Jon W. Zindel	Senior Vice President and Chief Accounting Officer	Tax Officer

David K. Anderson	Chief Financial Officer	none

Mark Killen	Senior Vice President	none

David Larrabee	Senior Vice President	none

Barry Mayhew	Senior Vice President	none

Martha G. Miller	Senior Vice President	none

Joseph S. Reece	Chief Compliance Officer	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)           Not applicable.

Item 28.                      Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; and Commerce Bank, N.A., 1000 Walnut, Kansas City, MO 64105. Certain records relating to the day-to-day portfolio management of International Bond are kept in the offices of the subadvisor, J.P. Morgan Investment Management, Inc., 20 Finsbury Street, London EC2Y 9AQ United Kingdom.

Item 29.                      Management Services – Not  Applicable.

Item 30.                      Undertakings – Not  Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 28th day of October, 2008.

American Century International Bond Funds
(Registrant)
By: * ___________________________________ Jonathan S. Thomas President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE
* _________________________________ Jonathan S. Thomas	President and Trustee	October 28, 2008

* _________________________________ Robert J. Leach	Vice President, Treasurer and Chief Financial Officer	October 28, 2008

* _________________________________ John Freidenrich	Trustee	October 28, 2008

* _________________________________ Ronald J. Gilson	Chairman of the Board and Trustee	October 28, 2008

* _________________________________ Frederick L.A. Grauer	Trustee	October 28, 2008

* _________________________________ Peter F. Pervere	Trustee	October 28, 2008

* _________________________________ Myron S. Scholes	Trustee	October 28, 2008

* _________________________________ John B. Shoven	Trustee	October 28, 2008

* _________________________________ Jeanne D. Wohlers	Trustee	October 28, 2008

*By: /s/ Christine J. Crossley Christine J. Crossley Attorney in Fact (pursuant to Power of Attorney dated March 12, 2008)

EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION OF DOCUMENT

EXHIBIT (b)	Amended and Restated Bylaws, dated December 7, 2007.

EXHIBIT (d)(2)	Amended and Restated Management Agreement with American Century Investment Management, Inc., dated August 1, 2008.

EXHIBIT (j)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated October 22, 2008.

EXHIBIT (m)(1)	Master Distribution and Individual Shareholder Services Plan (A Class), dated January 1, 2008.

EXHIBIT (m)(2)	Master Distribution and Individual Shareholder Services Plan (B Class), dated January 1, 2008.

EXHIBIT (m)(3)	Master Distribution and Individual Shareholder Services Plan (C Class), dated January 1, 2008.

EXHIBIT (m)(4)	Master Distribution and Individual Shareholder Services Plan (R Class), dated January 1, 2008.

EXHIBIT (n)	Amended and Restated Multiple Class Plan, dated January 1, 2008.

EXHIBIT (p)(2)	J.P. Morgan Investment Management, Inc. Code of Ethics.